Exhibit 24(c)

February 21, 1996

W. L. Westbrook and Wayne Boston

Dear Sirs:

         Georgia Power Company proposes to file or join in the filing of statements under the Securities Exchange Act of 1934 with the Securities and Exchange Commission with respect to the following: (1) the filing of its Annual Report on Form 10-K for the year ended December 31, 1995, and (2) the filing of its quarterly reports on Form 10-Q during 1996.

         Georgia Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q and any appropriate amendment or amendments thereto and any necessary exhibits.

                                                  Yours very truly,

                                                  GEORGIA POWER COMPANY

                                                  By /s/H. Allen Franklin
                                                        H. Allen Franklin
                                                  President and Chief Executive
                                                              Officer


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                                      - 2 -




/s/Bennett A. Brown                               /s/G. Joseph Prendergast
   Bennett A. Brown                                  G. Joseph Prendergast



/s/A. W. Dahlberg                                 /s/Herman J. Russell
   A. W. Dahlberg                                    Herman J. Russell



/s/William A. Fickling, Jr                        /s/Gloria M. Shatto
   William A. Fickling, Jr                           Gloria M. Shatto



/s/H. Allen Franklin                              /s/William Jerry Vereen
   H. Allen Franklin                                 William Jerry Vereen



/s/L. G. Hardman III                              ______________________________
   L. G. Hardman III                                 Carl Ware



/s/Warren Y. Jobe                                 /s/Thomas R. Williams
   Warren Y. Jobe                                    Thomas R. Williams



/s/James R. Lientz, Jr                            /s/Cliff S. Thrasher
   James R. Lientz, Jr                               Cliff S. Thrasher



______________________________                    /s/Judy M. Anderson
   William A. Parker, Jr                             Judy M. Anderson

Extract from minutes of meeting of the board of directors of Georgia Power Company.

                               - - - - - - - - - -

          RESOLVED: That for the purpose of signing reports under the Securities Exchange Act of 1934 to be filed with the Securities and Exchange Commission with respect to (a) the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, and (b) quarterly filings on Form 10-Q during 1996; and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, this Company and the members of its Board of Directors authorize their several powers of attorney to W. L. Westbrook and Wayne Boston.

                               - - - - - - - - - -

                  The undersigned officer of Georgia Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Georgia Power Company, duly held on February 21, 1996, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated  March 22, 1996                                     GEORGIA POWER COMPANY


                                                          By /s/ Wayne Boston
                                                                 Wayne Boston
                                                            Assistant Secretary